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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2007

                                HEICO CORPORATION
             (Exact name of registrant as specified in its charter)

            Florida                      1-4604                 65-0341002
  (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation)              file number)          Identification No.)

        3000 Taft Street, Hollywood, Florida                       33021
      (Address of principal executive offices)                   (Zip Code)

                                 (954) 987-4000
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On March 16, 2007, upon recommendation of the Board of Directors of HEICO Corporation (the "Company"), the shareholders approved the HEICO Corporation 2007 Incentive Compensation Plan (the "Incentive Plan"), a copy of which is attached as Exhibit No. 10.1 to this Form 8-K and the terms of which are hereby incorporated herein by reference below.

      The Incentive Plan will provide to senior members of the Company's management team who are executive officers the opportunity to earn cash annual and long-term incentive awards and will enable the Company to claim tax deductions for incentive awards earned and paid under the Incentive Plan without limitation under Section 162(m) of the Internal Revenue Code. The Board of Directors regards the Incentive Plan as an important means by which we can link executive pay to performance. By providing for competitive levels of incentive compensation in a program that is fully tax deductible by the Company, the Incentive Plan will serve as a useful tool for attracting and retaining members of our senior management team. Employees who are or may be promoted to executive officers are eligible for selection for participation in the Incentive Plan.

      Awards under the Incentive Plan will be granted in the discretion of the Compensation Committee. Except as described below, the recipients and other terms of such awards cannot be determined at this time.

      The Compensation Committee has authorized certain incentive awards to executive officers under the Incentive Plan, for the fiscal year ending October 31, 2007. The annual incentive awards will become payable for fiscal 2007 performance if a corporate performance goal relating to net income excluding extraordinary items (if any) is achieved. No amount will be payable unless a specified "threshold" performance level is reached, and the award is payable at a designated maximum rate if performance substantially in excess of the target performance level is achieved. The table below shows the amounts payable under this award upon achievement of specified levels of performance for fiscal 2007:

                                NEW PLAN BENEFITS

                                                          PAYOUT FOR PERFORMANCE AT SPECIFIED LEVEL
                                                          ------------------------------------------
NAME AND PRINCIPAL POSITION                                THRESHOLD        TARGET        MAXIMUM
------------------------------------------------------    ------------   ------------   ------------
Laurans A. Mendelson                                      $    437,500   $    875,000   $  1,312,000
  Chairman of the Board,
  President and Chief Executive Officer

Thomas S. Irwin                                           $    227,500   $    455,000   $    682,500
  Executive Vice President
   and Chief Financial Officer

Eric A. Mendelson                                         $    227,500   $    455,000   $    682,500
  President - Flight Support Group;
  President and Chief Executive Officer
   of HEICO Aerospace Holding Corp.

Victor H. Mendelson                                       $    227,500   $    455,000   $    682,500
  President - Electronic Technologies Group
   and General Counsel of the Company;
  President and Executive Officer of HEICO Electronic
   Technologies Corp.

All executive officers as a group (4 persons)             $  1,120,000   $  2,240,000   $  3,359,500

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

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)   Exhibits

      EXHIBIT NO.     DESCRIPTION
      -----------     ----------------------------------------------------------
      10.1            HEICO Corporation 2007 Incentive Compensation Plan

                                        3
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HEICO CORPORATION
                                                 -------------------------------
                                                 (Registrant)


Date: March 19, 2007                             By: /s/ Thomas S. Irwin
                                                     ---------------------------
                                                     Thomas S. Irwin
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     (Principal Financial and
                                                     Accounting Officer)

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   ------------------------------------------------------------------
10.1          HEICO Corporation 2007 Incentive Compensation Plan

                                        5